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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2005
Date of Report (Date of earliest event reported)

Harrah's Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-10410 (Commission File Number)	62-1411755 (IRS Employer Identification Number)
One Harrah's Court Las Vegas, Nevada 89119 (Address of principal executive offices) (Zip Code)
(702) 407-6000 (Registrant's telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

        Pursuant to the completed consent solicitation of the holders of the debt securities referenced below, Harrah's Entertainment, Inc. (the "Registrant") and its wholly-owned subsidiary, Harrah's Operating Company, Inc. ("Harrah's Operating") entered into an amended and restated indenture on July 28, 2005 (the "Amended and Restated Indenture") relating to its Floating Rate Contingent Convertible Senior Notes due 2024 and separate supplemental indentures on July 28, 2005 (collectively, the "Supplemental Indentures") relating to the following outstanding debt securities:

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  8.50% Senior Notes due 2006;

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  7.50% Senior Notes due 2009;

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  7.0% Senior Notes due 2013;

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  7.875% Senior Subordinated Notes due 2005;

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  9.375% Senior Subordinated Notes due 2007;

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  8.875% Senior Subordinated Notes due 2008;

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  7.875% Senior Subordinated Notes due 2010; and

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  8.125% Senior Subordinated Notes due 2011.

        The Amended and Restated Indenture and each of the Supplemental Indentures amend the reporting covenants in the applicable underlying indentures to allow the consolidated annual audited financial statements of the Registrant and its subsidiaries, and the periodic and other reports filed by the Registrant with the Securities and Exchange Commission, to satisfy the requirement for Harrah's Operating to deliver consolidated annual audited financial statements and such periodic and other reports to the respective trustees. In addition, the Amended and Restated Indenture and each of the Supplemental Indentures provide for the full and unconditional guarantee by the Registrant of all of Harrah's Operating's obligations under each of the indentures, as amended and supplemented by the Amended and Restated Indenture and each of the Supplemental Indentures, and the respective securities thereunder.

        A copy of the Amended and Restated Indenture and each of the Supplemental Indentures, attached to this report as exhibits 4.1 through 4.8, are incorporated herein by reference. A copy of the press release issued by the Registrant on July 25, 2005, announcing the consummation of the consent solicitation, attached to this report as exhibit 99.1, is also incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

  (a)
  See Item 1.01 which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits.

4.1	Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and Wachovia Bank, National Association, as Trustee, to the Indenture, dated as of December 21, 1998, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7.875% Senior Subordinated Notes due 2005.
4.2
Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of November 9, 1999, as supplemented by certain Officers' Certificates dated as of November 9, 1999 and September 12, 2000, and as further amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 8.5% Senior Notes due 2006 and the 8.875% Senior Subordinated Notes due 2008.
4.3
Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of February 22, 2000, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 9.375% Senior Subordinated Notes due 2007.
4.4
Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of May 14, 2001, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 8.125% Senior Subordinated Notes due 2011.
4.5
Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of August 22, 2001, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7.50% Senior Notes due 2009.
4.6
Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee, to the Indenture, dated as of March 14, 2002, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7.875% Senior Subordinated Notes due 2010.
4.7
Second Supplemental Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and U.S. Bank National Association, as Trustee, to the Indenture, dated as of April 11, 2003, as amended and supplemented by a First Supplemental Indenture, dated as of June 13, 2005, with respect to the 7.0% Senior Notes due 2013.
4.8
Amended and Restated Indenture, dated as of July 28, 2005, among Harrah's Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Issuer, and U.S. Bank National Association, as Trustee, with respect to the Floating Rate Contingent Convertible Senior Notes due 2024.
99.1	Text of press release, dated July 25, 2005, of Harrah's Entertainment, Inc.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH'S ENTERTAINMENT, INC.
Date: August 1, 2005	By:	/s/ STEPHEN H. BRAMMELL Name: Stephen H. Brammell Title: Senior Vice President, General Counsel, and Secretary

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  Item 1.01 Entry Into a Material Definitive Agreement.
  Item 3.03 Material Modification to Rights of Security Holders.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES